UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

4D Molecular Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39782	47-3506994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street #455
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 505-2680

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FDMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2025, the Board of Directors (the “Board”) of 4D Molecular Therapeutics, Inc. (the “Company”) appointed Ashoo Gupta as Principal Financial Officer and Principal Accounting Officer of the Company, effective immediately.

Mr. Gupta, age 49, has served as the Company’s Vice President, Finance & Controller since June 2024. Prior to joining the Company, Mr. Gupta served as Vice President of Finance and Corporate Controller at Kyverna Therapeutics, Inc., a clinical-stage biopharmaceutical company, from September 2023 to June 2024. From March 2019 to June 2023, Mr. Gupta served as Executive Director of Accounting and Corporate Controller at Myovant Sciences, Inc., a biopharmaceutical company. Mr. Gupta holds a Bachelor of Commerce from University of Mumbai and is a Certified Public Accountant.

The Company and Mr. Gupta will enter into the Company’s standard indemnification agreement, the form of which was filed as Exhibit 10.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-250150), filed with the U.S. Securities and Exchange Commission on December 7, 2020.

There is no arrangement or understanding between Mr. Gupta and any other person, pursuant to which he was appointed as Principal Financial Officer and Principal Accounting Officer of the Company. There are no family relationships between Mr. Gupta and any director, director nominee or executive officer of the Company that would be required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no current or proposed transactions between Mr. Gupta and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2025, the Board amended and restated the Company’s current amended and restated bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were amended to, among other revisions, update the advance notice procedures for business brought before a meeting and update the advance notice procedures for nominations of directors.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

4D MOLECULAR THERAPEUTICS, INC.

Date:	October 2, 2025	By:	/s/Scott Bizily
Scott Bizily Chief Legal Officer